Filed pursuant to Rule 497(e) of
                                                the Securities Act of 1933


                                                             May 1, 2016

                                   PIONEER FUNDS

          Supplement to the Prospectus and Summary Prospectus, as in effect and as may be amended from time to time, for:

FUND                                                DATE OF PROSPECTUS
Pioneer AMT-Free Municipal Fund				May 1, 2016
Pioneer Core Equity Fund				May 1, 2016
Pioneer Fund						May 1, 2016
Pioneer Real Estate Shares				May 1, 2016
Pioneer U.S. Government Money Market Fund		May 1, 2016


Pioneer Investment Management, Inc. (the "Adviser"), the fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg
Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM")
(the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.




                                                              29406-00-0516
                                   (c) 2016 Pioneer Funds Distributor, Inc.
                                        Underwriter of Pioneer mutual funds